Exhibit 99.2

This Statement on Form 3 is filed by: (i) AP Firenze Holdings, L.P.; (ii) AP Firenze Holdings GP, LLC; (iii) Apollo Principal Holdings B, L.P.; and (iv) Apollo Principal Holdings B GP, LLC.

Name of Designated Filer: Apollo Principal Holdings B GP, LLC.

Date of Event Requiring Statement: November 2, 2026

Issuer Name and Ticker or Trading Symbol: Fortress Multi-Asset Credit Fund

AP Firenze Holdings, L.P.

By:	AP Firenze Holdings GP, LLC
its general partner

	By:	Apollo Principal Holdings B, L.P.
its sole member

		By:	Apollo Principal Holdings B GP, LLC
its general partner

			By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

AP Firenze Holdings GP, LLC

By:	Apollo Principal Holdings B, L.P.
its sole member

	By:	Apollo Principal Holdings B GP, LLC
its general partner

		By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Principal Holdings B, L.P.

By:	Apollo Principal Holdings B GP, LLC
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Principal Holdings B GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

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